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                                                                    EXHIBIT 10.2

                             VOTING TRUST AGREEMENT



         VOTING TRUST AGREEMENT (this "Agreement"), dated as of June 22, 1999, by and between JEFFREY PETERSON and MICHAEL HUBERT (collectively, the "Shareholders" and each, a "Shareholder") and L. WILLIAM SEIDMAN and GARY TRUJILLO (collectively the "Initial Trustees").


         WHEREAS, the Shareholders are the record and beneficial owners and holders of the number of shares of issued and outstanding common stock (the "Common Stock") of quepasa.com, inc. (the "Corporation"), a Nevada corporation, set forth on the signature pages to this Agreement (the "Shares"); and


         WHEREAS, in order to promote their mutual interests, the interest of the Corporation and the allocation of control therein, the Shareholders and the Initial Trustees, together with any Additional Trustees (as defined in Section
4.1 and collectively with the Initial Trustees, the "Voting Trustee"), desire to enter into this Agreement upon the terms and conditions set forth herein.


         NOW, THEREFORE, in consideration of the above and the mutual covenants and promises hereinafter set forth, the parties hereto hereby agree as follows:


         1. Transfer of Shares to the Voting Trustee. Each Shareholder shall, promptly following the execution of this Agreement, transfer and deliver to the Voting Trustee certificates representing the number of Shares now owned or hereafter acquired by each Shareholder. All such stock certificates shall be made out or endorsed in the name of the Voting Trustee, or accompanied by such instruments of transfer as to enable the Voting Trustee to cause such certificates to be transferred into its name. The certificates representing the Shares transferred and delivered to the Voting Trustee pursuant to this Agreement shall be surrendered by the Voting Trustee to the Corporation and canceled, and a new certificate therefor shall be issued to and held by the Voting Trustee in the name of "Voting Trustee under the Voting Trust Agreement dated as of June 22, 1999." On receipt by the Voting Trustee of the certificates representing the Shares and the transfer of the same into the name of the Voting Trustee, the Voting Trustee shall hold the same subject to the terms of this Agreement.


         2. Voting Trust Certificates.

                  2.1 Issuance of Certificates to the Shareholders. Upon the receipt by the Voting Trustee of the certificates representing the Shares owned by the Shareholders, the Voting Trustee shall issue and deliver to the Shareholders voting trust certificates (the "Voting Trust Certificates") in substantially the form of Exhibit A attached hereto, representing the Shares held by the Voting Trustee for the benefit of the Shareholders.

                  2.2 Lost Voting Trust Certificates. If any Voting Trust Certificate is lost, stolen, mutilated or destroyed, the Voting Trustee, in its discretion, may issue a duplicate of such certificate upon receipt of: (a) evidence of such fact satisfactory to the Voting Trustee; (b) indemnity



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satisfactory to the Voting Trustee; (c) the existing certificate, if mutilated;
and (d) reasonable fees and expenses in connection with the issuance of a new trust certificate.

         3. Rights and Duties of the Voting Trustee.


                  3.1 Right and Obligation to Vote the Shares. During the term of this Agreement the Voting Trustee shall, in respect of any and all of the Shares held by him hereunder, possess and be entitled to exercise the right to vote thereon for every purpose, in person or by his nominees or proxies, to waive the Shareholder's privilege in respect thereof, and to consent to any lawful corporate act of the Corporation, as though absolute owner of said Shares, it being expressly agreed that no voting right shall pass to others by or under said Voting Trust Certificate, or by or under this Agreement, or by or under any other agreement, express or implied. Each time that a vote of the holders of Common Stock is taken, the Voting Trustee shall be obligated to vote all of the Shares held by him hereunder and shall vote such shares in the same proportion as the shares of Common Stock that are voted in such vote and are held by persons that are not officers, directors or holders of 10% or more of the Common Stock. All decisions and actions of the Voting Trustee hereunder shall require the joint approval of each person constituting the Voting Trustee. Any reference herein to the "Voting Trustee" (including any pronoun reference such as him, his or he where the subject is the Voting Trustee) shall mean each person constituting the Voting Trustee.



                  3.2 Standard of Conduct. In voting the Shares held by him hereunder either in person or by his nominees or proxies, subject to the voting obligation set forth in Section 3.1, the Voting Trustee shall exercise reasonable judgment and shall take such part in, or take such action with respect to, the management of the Corporation's affairs, as he may deem necessary or advisable. In voting upon any matters that may come before him at any shareholder's meeting, or by consent to action without a meeting, subject to the voting obligation set forth in Section 3.1, the Voting Trustee shall exercise like judgment, but he shall not be held liable for any mistake in judgment or for any action taken or not taken with respect to which he acted in good faith and which does not amount to willful misconduct on his part.


                  3.3 Compensation and Reimbursement. The Voting Trustee shall serve without compensation. The Voting Trustee shall have the right to incur and pay such reasonable expenses and charges, and to employ and pay such agents, attorneys, and counsel, as he may deem necessary and proper in connection with or arising out of the discharge of his duties under this Agreement. Any such expenses or charges incurred by the Voting Trustee shall be promptly reimbursed by the Shareholders (pro rata based upon stock ownership) upon notice.


                  3.4 Conflicts of Interest. Nothing herein contained shall disqualify the Voting Trustee or incapacitate him from serving as an officer, director, employee, consultant or contractor of or to the Corporation or of any Shareholder, or of any affiliate or associate of either, and in any such capacity receiving compensation. The Voting Trustee may be a shareholder of the Corporation and a registered holder of one or more Voting Trust Certificates. The Voting Trustee may be financially interested in any matter or transaction to which the Corporation, either Shareholder, or any affiliate or associate of either, may be a party, and may contract with or be financially interested


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in any such person as fully and freely as though the Voting Trustee were not the
Voting Trustee hereunder. Moreover, the Voting Trustee shall not incur any liability of any nature whatsoever to the Shareholders in the event the Voting Trustee should vote the Shares in a manner or with an effect advantageous to the Voting Trustee regarding any relationship the Voting Trustee may have with the Corporation, including that of creditor.



         4. Additional Trustees; Term of Agreement and Procedure for
Termination.



                  4.1 Additional Trustees. The Voting Trustee may include additional persons (each, an "Additional Trustee") selected by the then current persons constituting the Voting Trustee acting unanimously, or by the Corporation, provided that such additional persons become party to this Agreement by signing the signature page hereof. The persons constituting the Voting Trustee from time to time and the Corporation shall take all action necessary, including the appointment of one or more Additional Trustees, to ensure that the Voting Trustee at all times consists of at least one individual.



                  4.2 Term. This Agreement shall continue in full force and effect for a period of five years from and after the date first set forth above; provided, however, that this Agreement shall sooner terminate upon the occurrence of any of the following events:



                           (i) The dissolution, winding-up or total or partial
                  liquidation of the Corporation, whether voluntary or involuntary;



                           (ii) The merger of the Corporation into or the
                  consolidation of the Corporation with another corporation, or the transfer of all or substantially all of the assets of the Corporation to another corporation; or



                           (iii) The sale of all the Shares hereunder by the
                  Shareholders to non-Shareholders in compliance with Section 8 hereof.


         Upon the occurrence of any of the above-described events, termination of this Agreement shall not take effect until the cancellation of the then outstanding Voting Trust Certificates and the transfer to the Shareholders of the certificate for the Shares represented thereby, in the manner provided below.


                  4.3 Procedure for Termination. In the event of termination of this Agreement, the Voting Trustee shall mail written notice of such event to the Shareholders at the addresses appearing on the transfer books of the Voting Trustee. From the date specified in any such notice (which date shall be fixed by the Voting Trustee), the Shareholders shall have no further rights under this Agreement other than to receive, upon the surrender of such Voting Trust Certificates, certificates for such Shares. Promptly thereafter, the Voting Trustee shall cancel the Voting Trust Certificate and deliver to the Shareholders certificates for the number of Shares represented thereby. In lieu of delivering stock certificates to the Shareholders, or, if any Shareholder shall fail to surrender to the



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Voting Trustee its Voting Trust Certificate, the Voting Trustee may deposit with the Corporation stock certificates representing the number of shares of Common Stock represented by the Voting Trust Certificates then outstanding, with authority in writing to the Corporation to deliver such stock certificates in exchange for Voting Trust Certificates representing a like number of shares of the Common Stock of the Corporation. Upon such deposit, all further liability of the Voting Trustee for the delivery of such stock certificates and the delivery or payment of dividends upon surrender of the Voting Trust Certificates shall cease, and the Voting Trustee shall not be required to take any further action hereunder.


         5. Notice. Any notice to or communication with the Shareholders hereunder shall be deemed to be sufficiently given if addressed to the Shareholders at their respective addresses set forth on the signature pages hereto or such other addresses as the Shareholders shall from time to time furnish in writing to the Voting Trustee and deposited in the United States mail, with postage fully prepaid. Every notice so given shall be effective, whether or not received, and the date of mailing shall be the date such notice is deemed given. Any notice to the Voting Trustee hereunder may be made by mailing the same to the Voting Trustee, with postage fully prepaid, c/o of the Corporation, at One Arizona Center, 400 E. Van Buren, Fourth Floor, Phoenix, AZ, 85004, or at such other address as the Voting Trustee may from time to time furnish in writing to the Shareholders.

         6. Additional Shares of Common Stock. This Agreement applies to all shares of Common Stock now owned by the Shareholders. Each Shareholder represents and warrants that the number of Shares set forth opposite his name on the signature pages of this Agreement represent all the shares of Common Stock owned by him on the date hereof. In the event that any additional Common Stock of the Corporation is acquired by the Shareholders after the execution hereof (the "Additional Shares"), then, in such case, upon receiving the Additional Shares, the Shareholders shall promptly surrender same to the Voting Trustee and the Voting Trustee shall hold such Additional Shares likewise subject to the terms of this Agreement (in accordance with the provisions of Sections 1 and 2 hereof).

         7. Dividends, Distributions and Other Payments. Until the termination of this Agreement, the Shareholders shall be entitled to receive promptly from the Voting Trustee payments equal to the amount of dividends (other than stock dividends, which shall be subject to Section 6 hereof), if any, or other distributions, if any, collected by the Voting Trustee upon the Shares standing in the name of such Shareholder, represented by the Voting Trust Certificates held by him, subject, however, to the terms and conditions of this Agreement.


         8. Transfer of Shares. The Shares shall be freely transferable by any Shareholder to any person other than an Affiliate (as defined below) of such Shareholder, without the prior consent of the Voting Trustee and without any restriction hereunder, subject, in the case of Jeffrey Peterson, to his agreement with the Corporation not to transfer his Shares for two years following the date of the Prospectus relating to the Corporation's initial public offering and, in the case of each Shareholder, to their agreements with Cruttenden Roth Incorporated not to transfer their Shares for


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180 days following such date. Prior to a transfer permitted under this Section, a Shareholder shall deliver to the Voting Trustee a Transfer Certificate, in substantially the form attached hereto as Exhibit B, and, simultaneously therewith, surrender to the Voting Trustee his Voting Trust Certificate. Promptly thereafter, the Voting Trustee shall cancel the Voting Trust Certificate and issue and deliver to such Shareholder a certificate representing the Shares to be transferred and a new Voting Trust Certificate, in substantially the form of Exhibit A attached hereto, representing the Shares that are to be retained by such Shareholder, if any. Upon a transfer permitted by this Section, neither the Voting Trustee nor the applicable Shareholder shall have any further rights or obligations under this Agreement with respect to the transferred Shares and such Shares shall no longer be subject to the terms and conditions of this Agreement. "Affiliate" means any individual, partnership, corporation, trust, limited liability company or other entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, a Shareholder.


         9. Effective Date. This Agreement shall become effective as of the date first written above.

         10. Miscellaneous.

                  10.1 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the transaction contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any of the parties hereto not embodied in this Agreement or in the documents referred to herein, and no party shall be bound by, or liable for, any alleged representation, promise, inducement or statements of intention not set forth or referred to herein.

                  10.2 Binding Effect. All of the terms, representations, warranties, covenants, and conditions herein shall be binding upon, and inure to the benefit of, and be enforceable by, the parties hereto, and their respective successors and assigns.

                  10.3 Waiver. This Agreement may not be amended, modified, superseded or canceled, nor may any of the terms, representations, warranties, covenants, or conditions hereof be waived, except by a written instrument executed by the party against whom such amendment, modification, supersedure, cancellation or waiver is charged. The failure of any party at this time or times to require performance of any provisions hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any part of any condition, or of any breach of any term, covenant, or condition contained herein, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such condition or breach or wavier of any other condition or of any breach of any other term, covenant, or condition.

                  10.4 Construction. The captions and headings contained herein are for convenient reference only, and shall not in any way affect the meaning or interpretation of this Agreement.


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                  10.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.


                  10.6 Severability. In the event that any provision hereof is determined to be illegal or unenforceable, such determination shall not affect the validity or enforceability of the remaining provisions hereof, all of which shall remain in full force and effect.

                  10.7 Further Documents. The parties each hereby covenant and agree that, from time to time, after the date hereof, at a reasonable request of any party, and without further consideration, they will execute and deliver such other documents and take such other action as may be reasonably required to carry out in all respects the transactions contemplated and intended by this Agreement.

                  10.8 Gender and Tense. As used in this Agreement, the masculine, feminine and neuter gender, and the singular or plural number shall each be deemed to include the other or others whether the context so indicates.

                  10.9 Time. Time is of the essence in this Agreement.

                  10.10 Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third person any right of subrogation or action over or against any party to this Agreement.


                  10.11 Amendment. This Agreement may only be amended with the written agreement of the Shareholders and the Voting Trustee.


                  10.12 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                    SHAREHOLDERS:


                                    JEFFREY PETERSON


                                    -----------------------------
                                    Shares: 1,321,083


                                    Address:
                                             --------------------

                                             --------------------

                                             --------------------


                                    MICHAEL HUBERT


                                    -----------------------------
                                    Shares: 297,621

                                    Address:
                                             --------------------

                                             --------------------

                                             --------------------


                                   INITIAL TRUSTEES OF THE VOTING TRUSTEE:

                                    L. WILLIAM SEIDMAN

                                    -----------------------------

                                    GARY TRUJILLO

                                    -----------------------------


                                    ADDITIONAL TRUSTEES OF THE VOTING TRUSTEE:


                                    -----------------------------
                                    Name:

                                    -----------------------------
                                    Name:

                                    -----------------------------
                                    Name:



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                                    EXHIBIT A

                          VOTING TRUST CERTIFICATE FOR
                            SHARES OF COMMON STOCK OF
                                quepasa.com, inc.



         This certifies that ________________ is the registered beneficial owner (the "Beneficiary") of _________ shares of the common stock, par value $.001 per share (the "Shares"), of quepasa.com, inc., a Nevada corporation (the "Corporation"), and that such shares have been transferred to and are held and owned of record by the Voting Trustee pursuant to the Voting Trust Agreement dated as of June 22, 1999 (the "Agreement") between the Voting Trustee and the Shareholders of the Corporation named therein.


         Under the terms of the Agreement, the Voting Trustee possesses the right to vote the above-mentioned shares of common stock as the absolute legal owner thereof and the holder of this Voting Trust Certificate possesses no voting rights in such shares.

         Subject to compliance with applicable federal and state securities laws, rules and regulations, and the Agreement, the Shares represented by this Voting Trust Certificate may be transferred by the Beneficiary. Prior to a permitted transfer of Shares, the Beneficiary shall deliver to the Voting Trustee a Transfer Certificate, in substantially the form attached as Exhibit B to the Agreement, and, simultaneously therewith, surrender to the Voting Trustee his Voting Trust Certificate. Promptly thereafter, the Voting Trustee shall cancel the Voting Trust Certificate and issue and deliver to the Beneficiary a certificate representing the Shares to be transferred and a new Voting Trust Certificate representing the Shares that are to be retained by the Beneficiary, if any.


         DATED this 22nd day of June, 1999.




                                                  -----------------------------
                                                  L. William Seidman
                                                  Voting Trustee


                                                  ------------------------------
                                                  Gary Trujillo
                                                  Voting Trustee

                                                  [Additional Trustees]



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                                    EXHIBIT B

                            TRANSFER CERTIFICATE FOR
                            SHARES OF COMMON STOCK OF
                                quepasa.com, inc.


         This certifies that _______________________, the registered beneficial owner (the "Beneficiary") of __________ shares of the common stock, par value $.001 per share (the "Shares"), of quepasa.com, inc., a Nevada corporation (the "Corporation"), is transferring _______ Shares that are subject to the Voting Trust Agreement dated as of June 22, 1999 (the "Agreement") between the Voting Trustee named therein and the Shareholders of the Corporation named therein.


         The Beneficiary has attached herewith his Voting Trust Certificate representing ____ Shares of the Corporation beneficially owned by him.

         The Beneficiary hereby directs the Voting Trustee to cancel the Beneficiary's Voting Trust Certificate and issue and deliver to the Beneficiary a certificate representing _____ Shares to be transferred. [The Voting Trustee shall thereafter issue and deliver to the Beneficiary a new Voting Trust Certificate representing the remaining ____ Shares held by the Voting Trustee for the benefit of Beneficiary.] Upon the consummation of the transfer contemplated hereby, neither the Voting Trustee nor the Beneficiary shall have any further rights or obligations under the Agreement with respect to the transferred Shares and such Shares shall no longer be subject to the terms, representations, warranties, conditions and covenants of the Agreement. [The Shares retained by the Beneficiary and represented by the new Voting Trust Certificate shall continue to be subject to the terms, representations, warranties, conditions and covenants of the Agreement.]

         DATED this ___ day of _________, ____.

                                                  BENEFICIARY:



                                                  ------------------------------

                                                  Name:
                                                        ------------------------



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